AVALON CAPITAL, INC.

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SEMI-ANNUAL REPORT                                             April 18, 1997
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         "If you don't stand for something, you'll fall for anything."
                                          Don Shula, NFL Hall of Fame,
                                          Former coach of the Miami Dolphins


Dear Shareholders,

From May 20, 1996, the scheduled date for completing the investment of the proceeds of our initial public offering, through today, April 18, 1997, the net asset value per share (NAV) of Avalon Capital, Inc. has risen from $10.60 to $12.36 - a gain of 16.60% compared to 15.99% for the S&P 500. For the year to date, the NAV is up 6.18% compared to 4.01% for the S&P 500. Our returns compare even more favorably to the Investor's Business Daily Mutual Fund Index, a measure of a broad group of mutual funds, which returned -8.8% for the year to date.

This performance was even better than it looks, since our expenses were higher than expected during our first year of operations due to the Fund's initial small size. We also maintained sizable cash positions through this period, first for investment purposes and later to meet the requirements of the annual repurchase offer in February. At the end of calendar 1996, the Board changed our administrator and transfer agent, which will result in a reduction of the Fund's expenses and thus increase returns for our shareholders.

While we are pleased with the progress of the Fund's NAV over this relatively short period of time, please remember that our ultimate goal is substantial long-term appreciation of your Avalon Capital shares, as I explain in the rest of this letter.

On February 28, 1997, the Fund completed its second periodic repurchase offer and 68,944 shares were repurchased. Since the number of shares tendered was larger than the original repurchase offer, the Board increased the offer by the maximum of 2% of the Fund's outstanding shares, and all shares were accepted for tender on a pro-rata basis.

Although the annual repurchase offer provides a convenient way to sell shares, we would like to remind anyone wishing to sell their shares that the Fund trades on the NASDAQ SmallCap Market System (symbol "MIST"). The liquidity created by such sales should benefit all shareholders as well as outsiders wishing to buy Avalon Capital shares. We are currently preparing a handbook for shareholders that will explain the mechanics of placing buy and sell orders as well as providing other information about the Fund.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER
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Also, as you will discover later in this report, Avalon Capital is designed for an investor who is willing to make a commitment to its strategy for a long period of time (5, 10, or more years). For many current Avalon Capital shareholders, the Fund could well remain a core holding for the rest of their lives.

Such investors are the ones we want to encourage to buy and hold our shares. We have made every effort to discourage investors who have a short-term focus or who favor investment strategies that differ from ours, and we will continue to do so.

                                ----------------

Recently, a shareholder of Avalon Capital asked me for some literature that would explain quickly and simply how we invest. Although he had a prospectus for Avalon Capital and a copy of my book, The Rational Investor, which further explains our strategy, he was looking for a refresher course. After reviewing my collection of investment books and articles, I decided it might be best to use this report to update all shareholders on our strategy. In particular, some of you may wonder about recent comments by Alan Greenspan about "irrational exuberance" and by Warren Buffett about an "overvalued market."

The key to understanding the way we invest is a concept Buffett calls "look-through" earnings. These earnings are the total of the earnings of each company you own, calculated on a per share basis. Since properly-computed earnings represent the profits of any economic enterprise, they provide the best measure of economic value.

Of course, this idea may come as a shock to most investors, since they rely solely on one simple - and often inaccurate - measure of value: the market price of their shares. However, as we'll see, such a focus exclusively on market price can cause real problems for an investor, particularly when that market price goes down. The result is usually a series of uncomfortable emotions, such as fear and panic, followed by an irresistible urge to sell.

The best way to avoid this problem is not to allow market price, particularly over the short-term, to be the arbiter of value for your portfolio. What we do instead - company by company - is to look at earnings. In particular, we project earnings out 5, 10, and 20 or more years. As I'll explain in a moment, such a simple change in focus can both reduce investment risk and greatly increase returns.

Now, you won't find brokers willing or interested in estimating earnings for companies a decade or more from now. Such an approach wouldn't generate much in the way of commissions. And most portfolio and mutual fund managers won't do it, because short-term performance is what gets and keeps business. Of course, what works for the advice-giver may not work for the one receiving the advice. Over decades, data have shown that 80% or more of professional advisers underperform the stock market averages. Furthermore, short-term strategies such as the recent "momentum" craze in high-tech stocks, usually lead to disaster.


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                                                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER
------------------------------------------------------------------------------


So, what investment strategy actually works? How can you safely increase your wealth over a period of years, without having to worry about your investments, and at the same time, minimize capital gains taxes and brokerage commissions? I believe the only way to achieve this goal is to constantly search for and find a select group of companies that have certain superb economic characteristics - and then to hold on to them for a long period of time. (This doesn't, by the way, mean you never sell them. It just means you are far more selective about such actions than most investors).

What are these economic characteristics? Well, if you're going to hold on to the shares of a company for a long time, you don't want a business subject to a lot of change. And if you want to make money, the company needs to be consistently profitable, which means the company must have some sort of sustained competitive advantage. A more detailed description of these characteristics would be the subject of another letter; those who are interested can re-read my book (copies can be ordered by calling 609-683-3916).

To show you exactly how we look at an investment, let's take a familiar example
- Coca-Cola. If Coke has earnings of $1.65 per share in 1997 and we project, based on a detailed analysis of its business, that its earnings will be $10.22 per share in 2007, we can estimate its value a decade from now: if you assume a p/e of 25, that value in 2007 would be $255.

The more certain you are about this estimate of value, the less reason you have for any concern about events between now and 2007. If you know your shares are going to be worth somewhere around $255 in a decade, who cares what the stock market does tomorrow, or next year? You'd probably be better off throwing out your brokerage statements, blocking CNBC on your cable box, and avoiding cocktail party conversations about investments for the next ten years.

If your focus isn't long-term, you're taking a substantial risk, because almost anything can happen to a stock price in the short-term - and probably will. As Warren Buffett writes in his 1996 Annual Report, "if you aren't willing to own a stock for ten years, don't even think about owning it for ten minutes."

The next step is to make a series of such projections for a whole portfolio as if it were a company that happened to own shares of other companies. Once you've done that, you have an estimate of "look-through" earnings that you can use to estimate the portfolio's future value. To keep this idea simple, let's say you believe earnings will at least quadruple. Then, roughly, your portfolio could well rise over time a like amount.


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                                                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER
------------------------------------------------------------------------------


Our job is to come up with these estimates of future value for you, and to be right about them as often as possible. Your job as an investor with us is to understand this strategy, believe it will work, and then make every effort to avoid being swayed by the overflow of investment information and questionable strategies being thrust on you from all directions. In other words, to stand for something.

To put all this somewhat differently, most people overestimate what can be accomplished in a quarter and underestimate what can be accomplished in a decade. While it is human nature to focus on the short-term, the really large rewards go ultimately to investors who can see today that Coca-Cola will likely sell for $255 in ten years.

I hope these beliefs of mine about investing will help you when stock market prices go down, as they inevitably will. We're enclosing in this report a reprint of an editorial from the National Association of Investors Corporation's magazine, Better Investing, that also describes a rational attitude toward the stock market.

Finally, I recently came across the following passage from Jack Nicklaus' autobiography, Jack Nicklaus: My Story, which describes how an attitude similar to the one I've outlined above helped him become one of the most successful golfers of all time. Nicklaus talks about how, when he was young and strong, he would try to use his strength to hit a "hero" shot out of a difficult position, all too frequently turning a small setback into a large disaster.
Then, he says,

Playing with the pros, I learned that the best of them had progressed far beyond this kind of immaturity. They were able to stay cool, to remain in command of their emotions at all times, to play one shot at a time without getting either wildly excited or deeply depressed about its outcome. Inner self-control, I came to realize, was a much larger factor in winning and losing than ball-striking ability. That was because along with self-control came realism and patience, the only bases from which a golfer can deal effectively with the endless challenges and frustrations that the game of golf has always presented and always will.


/s/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President


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                                                          Avalon Capital, Inc.

                                   BE CAREFUL

          Reprinted from Better Investing, official publication of the National Association of Investors Corporation, February and March 1997

No one really knows what the weeks, months and quarters ahead have in store for us in the stock market. So, be careful. When it comes to investment performance, the coming year could turn out to be another wonderful surprise, just like 1996 was. Or it could end up going the other way - taking us far lower in market values than most of us might even want to think about today. So what's a long-term investor to do?

We'd like to suggest a simple, not-too-surprising answer that people who know us well will find as no surprise: keep investing a small amount of money on a regular basis in growing companies.

You might say, "Yes, but...this can't go on forever. The market just can't have another year of 20-plus percent performance. That's more than double historic returns..." Yes, that's true. But be careful. The market has a way of humbling Wall Street's best. It doesn't have to go south this year. Multiples are high by historic standards, which means values have become harder and harder to find. But with inflation in control, an economy that seems to have slowed down without going into a recession, and optimism over progress toward a more balanced budget and tax proposals more supportive of saving and investing, there are good reasons why multiples should be at the high end of historic levels. That could continue.

If you are planning to take some or all of your money out of stocks, be careful, too. It's one thing if you know you'll need the funds sometime in the coming year, because it's anyone's guess where the market will be in the months ahead - current prices could prove to be a near-term high. But if you don't need the funds and simply want to move out of stocks to try to second guess the market, remember you could be wrong...and you're not done making decisions once you leave. You still have to decide: 1) what to do with your funds (less taxes and commissions, of course) while you're out of the market; 2) when to get back in; and 3) what to buy once you do. Chances are you'll need to do a good job with all those decisions to be further ahead of those who never leave.

 ...Holding stocks in a down market is not a disaster. The managers of good businesses do not quit building the business when their stocks' prices go down. They keep right on building the business so that when the market turns around, their stocks will hit a new high.

And they will.



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                                                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
COMPANY PROFILES
------------------------------------------------------------------------------


These are a few companies whose shares Avalon Capital, Inc. holds. These profiles describe each company's business and provide some important financial information. Although past performance does not guarantee future results, the profiles describe the type of company we are seeking for the Avalon Capital portfolio.



SERVICEMASTER LIMITED PARTNERSHIP engages in a wide variety of service businesses. Originally established as a provider of maintenance for health-care, education, and industrial facilities, company-owned and franchise businesses have expanded into lawn-care (Chem Lawn), pest control (Terminix), disaster-recovery, health-care, maid services (Merry Maids), and home warranty plans (American Home Shield). These businesses have been consistently profitable and require little in the way of capital spending, leading to high cash flow and an estimated return on partners' capital for 1997 of 29.5%. As a master limited partnership, the company has been subject to minimal tax at the corporate level in recent years. However, at the end of 1997, SVM will likely convert back to corporate form due to the expiration of the law allowing such partnerships. The company's shares should receive greater attention by institutional investors, many of whom are now restricted from buying MLP's.


         Year                                   Net        Per
         Ended                Revenues        Income      Share
                            (in millions)  (in millions)
         1997 (estimated)     $3,825.0        $295.0      $2.00
         1996                  3,458.3         245.1       1.70
         1995                  3,202.5         172.0       1.45
         1994                  2,985.2         139.9       1.21
         1993                  2,758.9         115.8       1.01

     Source: ServiceMaster Limited Partnership, Value Line Investment Survey



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                                                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
COMPANY PROFILES
------------------------------------------------------------------------------


AMERICAN EXPRESS COMPANY, founded in 1850, is a global financial services company with two major divisions: travel related services (traveler's checks, charge and credit cards, travel agencies, etc.) and American Express Financial Advisors (formerly IDS - financial planning, investment products such as mutual funds and brokerage, insurance products). With the sale and spin-off of various businesses (AMEX Life, Lehman Brothers, Fireman's Fund Corp.) several years ago, the company has become much more focused on its highly profitable core businesses. After failing to grow significantly in the 1980s, earnings have now risen roughly 15% per year for the last four years.

         Year                                   Net        Per
         Ended                Revenues        Income      Share
                            (in millions)  (in millions)
         1997 (estimated)      $17,200        $1,895      $4.00
         1996                   16,237         1,739       3.57
         1995                   15,841         1,564       3.11
         1994                   14,282         1,380       2.68
         1993                   14,173         1,172       2.30

         Source: American Express Company, Value Line Investment Survey



GANNETT CO., INC. is one of the largest diversified media companies in the U.S., with more than 190 newspapers in 38 states and in U.S. territories, 16 television stations, 5 major market radio stations, wire service bureaus and cable television systems in major U.S. markets. Its largest newspaper is USA Today with a circulation of 2.1 million, making it the largest-selling daily newspaper in the country. In recent years, Gannett's radio and TV earnings have been growing at an increasing rate and have become a much more significant portion of the company's overall business.

         Year                                   Net        Per
         Ended                Revenues        Income      Share
                            (in millions)  (in millions)
         1997 (estimated)     $4,750.0        $610.0      $4.35
         1996                  4,421.1         530.9       3.77
         1995                  4,006.7         477.3       3.41
         1994                  3,824.5         465.4       3.23
         1993                  3,641.6         397.8       2.72

             Source: Gannett Co., Inc., Value Line Investment Survey





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                                                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------

                          Security
    Shares               Description                    Value
Common Stocks  (93.31%)
Beverages  (24.15%)
      2,000   Anheuser-Busch Companies, Inc. ..........    $89,000
     40,400   Coca-Cola Company........................  2,464,400
     13,000   Pepsico Inc. ............................    427,375
                                                       -----------
                                                         2,980,775
                                                       -----------

Broadcasting  (0.58%)
      2,000   Renaissance Communications *.............     71,500
                                                       -----------

Consumer Products  (7.92%)
      2,200   Gillette Company.........................    174,075
      3,000   Philip Morris Companies, Inc. ...........    405,375
     12,900   UST, Inc. ...............................    398,287
                                                       -----------
                                                           977,737
                                                       -----------

Banks-Regional  (3.14%)
      1,200   First Empire State.......................    387,900
                                                       -----------

Diversified Companies  (5.75%)
         20   Berkshire Hathaway, Inc. *...............    710,000
                                                       -----------

Commercial & Industrial Services  (2.29%)
     11,000   Servicemaster L.P. ......................    283,250
                                                       -----------

Entertainment  (8.46%)
     14,072   The Walt Disney Company..................  1,044,846
                                                       -----------

Financial Services  (9.48%)
     17,900   American Express Company ................  1,170,213
                                                       -----------

Food Products  (2.25%)
         40   Earthgrains Company......................      2,190
      4,600   Wrigley (Wm) Jr. Company.................    275,425
                                                       -----------
                                                           277,615
                                                       -----------



                          Security
    Shares               Description                    Value

Insurance  (7.16%)
      7,300   American International Group, Inc. ......    883,300
                                                       -----------

Leisure/Amusement  (3.44%)
     20,325   International Speedway Corporation.......    424,284
                                                       -----------

Mining  (3.05%)
      8,000   Franco Nevada Mining, Ltd. ..............    376,869
                                                       -----------

Mortgage Finance  (8.44%)
      9,200   Federal Home Loan
                    Mortgage Corporation...............    273,700
     19,200   Fannie Mae...............................    768,000
                                                       -----------
                                                         1,041,700
                                                       -----------

Newspaper  (1.74%)
      2,700   Gannett Company, Inc. ...................    215,325
                                                       -----------

Publishing  (1.82%)
      6,000   Readers Digest Association, Inc. ........    224,250
                                                       -----------

Restaurants  (3.64%)
     10,400   McDonald's Corporation...................    449,800
                                                       -----------
Total Common Stocks (Cost $9,017,511).................. 11,519,364
                                                       -----------

Short-Term Holdings  (6.45%)
    561,439  Forum Daily Assets Treasury Fund..........    561,439
    235,460  Star Treasury Fund........................    235,460
                                                       -----------

Total Short-term Holdings (Cost $796,899)..............    796,899
                                                       -----------

Total Investments ( Cost $9,814,410)...................$12,316,263
                                                       ===========

*Denotes non-income producing securities

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See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $9,814,410).................... $12,316,263
    Interest, dividends and other receivables..................      13,686
    Organization costs, net....................................      76,890
                                                                -----------
Total Assets...................................................  12,406,839
                                                                -----------

LIABILITIES:
    Accrued advisory fee.......................................       9,539
    Accrued administration fees................................       4,867
    Accrued fees and other expenses............................      46,938
                                                                -----------

Total Liabilities..............................................      61,344
                                                                -----------

NET ASSETS..................................................... $12,345,495
                                                                ===========

COMPOSITION OF NET ASSETS:
    Paid-in capital............................................  $9,918,200
    Undistributed net investment loss..........................     (65,714)
    Undistributed capital losses...............................      (8,844)
    Net unrealized appreciation on investments.................   2,501,853
                                                                -----------

NET ASSETS..................................................... $12,345,495
                                                                ===========

SHARES OUTSTANDING.............................................     984,912
                                                                ===========

NET ASSET VALUE PER SHARE (market value $11.50)................      $12.53
                                                                ===========



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See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends..................................................     $66,855
    Interest...................................................      31,392
Total Investment income........................................      98,247
EXPENSES:
    Advisory...................................................      59,721
    Administration.............................................      14,817
    Accounting.................................................      19,363
    Legal......................................................      20,010
    Auditing...................................................       8,067
    Custodian..................................................       1,613
    Amortization of organization costs.........................      10,561
    Transfer agency............................................      11,332
    Filing Fees................................................       5,649
    Directors..................................................       1,511
    Other......................................................      10,372
Total expenses.................................................     163,016

NET INVESTMENT LOSS............................................     (64,769)

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
    Net realized loss on investments...........................     (36,859)
    Net change in unrealized appreciation......................   2,085,194
Net realized and unrealized gain
  (loss) on investments........................................   2,048,335
INCREASE IN NET ASSETS FROM OPERATIONS.........................  $1,983,566



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See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                For the six months        November 20, 1995*
                                              ended February 28, 1997   through August 31, 1996
                                                    (Unaudited)

FROM INVESTMENT ACTIVITIES:
    Net investment loss...........................    $(64,769)                 $(115)
    Net realized gain (loss) on investments.......     (36,859)                29,655
    Net unrealized appreciation...................   2,085,194                416,659
                                                   -----------            -----------

    Net increase in net assets resulting
       from operations............................   1,983,566                446,199
                                                   -----------            -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
    Net investment income.........................       -                    (22,488)
                                                   -----------            -----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares..................     182,256              9,676,913**
    Reinvested dividends..........................                                402
                                                   -----------            -----------
                                                       182,256              9,677,315
    Shares repurchased............................       -                    (21,353)
                                                   -----------            -----------

    Net increase in net assets from capital
       share transactions.........................     182,256              9,655,962
                                                   -----------            -----------

NET INCREASE IN NET ASSETS........................   2,165,822             10,079,673
                                                   -----------            -----------

NET ASSETS:
Beginning of period...............................  10,179,673                100,000
                                                   -----------            -----------

End of period..................................... $12,345,495            $10,179,673
                                                   ===========            ===========


*        Commencement of Operations
**       Net of $43,055 offering costs



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See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


Selected Data for a Share Outstanding During the Period

                                                For the six months        November 20, 1995*
                                              ended February 28, 1997   through August 31, 1996
                                                    (Unaudited)

Beginning net asset value per share...............      $10.51                 $10.00

Net investment loss...............................       (0.07)                  -
Net realized and unrealized gain on securities....        2.09                   0.60
Distribution from net investment income...........         -                    (0.04)
Offering cost.....................................         -                    (0.05)
                                                   -----------            -----------

Ending net asset value per share..................      $12.53                 $10.51
                                                   ===========            ===========

Ending market value per share.....................      $11.50                 $10.88
                                                   ===========            ===========

Ratios to average net assets:
    Expenses......................................        2.91%**                3.14%**

Total return:
    Based upon net asset value....................       42.55%**                5.48%
    Based upon market value.......................       11.82%**                9.18%
Portfolio turnover rate...........................        2.48%                  0.00%
 Average brokerage commission rate +..............        $.0622                 $.0450
 Net assets at end of period (000's omitted)......       $12,345              $10,180

*   Commencement of operations
**  Annualized
+ Amount represents average commission per share, paid to brokers, on the purchase and sale of portfolio securities



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See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------

1.   Organization
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.


2.   Summary Of Significant Accounting Policies
The Fund's financial statements are prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

     Security Valuation - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

     Interest and Dividend Income and Dividends to Shareholders - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

     Organizational Costs - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

     Federal Income Tax - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.


3.   Advisory, Servicing Fees and Other Transactions with Affiliates
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $44,400 per year . ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.



------------------------------------------------------------------------------
See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------


American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus expenses.


4.   Securities Transactions
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 1997, amounted to $3,976,031 and $246,000, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 1997 was $2,620,761 and $118,908, respectively.

Realized gains and losses on investments sold are recorded on the basis of identified cost.


5.   Capital Share Transactions
There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan ("Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the six months ended February 28, 1997, the Fund issued no additional shares in connection with the dividend reinvestment plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 28, 1997, the Fund redeemed 68,944 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. On September 30, 1996 and December 31, 1996, the Fund issued 12,748 and 3,804 shares, respectively.




------------------------------------------------------------------------------
See Notes to Financial Statements                         Avalon Capital, Inc.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
(Unaudited)
------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN The
Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash. Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, 24 West Carver Street, 2nd Floor, Huntington, NY 11743. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent, at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

Share Information
Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 385-9580.

Shares of Avalon Capital are listed for trading on the NASDAQ SmallCap Market System, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

Account Information
If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Suite 200, Princeton, NJ 08542, or call (609) 683-3916.

                                 Avalon Capital,
                                      Inc.




                               SEMI-ANNUAL REPORT


                                February 28, 1997



Avalon Capital, Inc.

DIRECTORS
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
34 Chambers Street
Suite 200
Princeton, NJ 08542

ADMINISTRATOR
American Data Services, Inc.
24 West Carver Street
2nd Floor
Huntington, New York 11743

DISTRIBUTOR
ADS Distributors, Inc.
101 Main Street
Safety Harbor, FL 34695

CUSTODIAN
Star Bank, NA
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Investor Information:  (516) 385-9580

This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.